UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

Fast Radius, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40032	85-3692788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 N. May Street Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 787-1629

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FSRD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FSRDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Overview

This Current Report on Form 8-K is being filed to report matters under items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 5.05, 5.06 and 9.01 of Form 8-K. On February 4, 2022 (the “Closing Date”), Fast Radius Inc., a Delaware corporation (formerly named ECP Environmental Growth Opportunities Corp. (“ENNV”)) (the “Company”), consummated the closing of the transactions (the “Closing”) contemplated by that certain Agreement and Plan of Merger, dated as of July 18, 2021, as amended on December 26, 2021 and as further amended on January 31, 2022 (as amended, the “Merger Agreement”), by and among ENNV, ENNV Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of ENNV (“Merger Sub”) and Fast Radius Operations, Inc., a Delaware corporation (formerly named Fast Radius, Inc.) (“Legacy Fast Radius”), following the approval at a special meeting of the stockholders of ENNV held on February 2, 2022 (the “Special Meeting”).

Pursuant to the terms of the Merger Agreement, a business combination of Legacy Fast Radius and ENNV was effected by the merger of Merger Sub with and into Legacy Fast Radius, with Legacy Fast Radius surviving the Merger as a wholly owned subsidiary of ENNV (the “Merger,” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). At the effective time of the Merger (the “Effective Time”), all of the issued and outstanding securities of Legacy Fast Radius were converted into an aggregate of (i) 65,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (including 11,196,271 shares of Common Stock underlying Exchanged Options, Vested RSUs and Exchanged RSUs (as such terms are defined below)) and (ii) the contingent right to receive during the Earnout Period certain additional shares of Common Stock as specified in the Merger Agreement (the “Merger Earnout Shares”), in two equal tranches of 5,000,000 shares of Common Stock, upon the satisfaction of certain price targets set forth in the Merger Agreement, which price targets will be based upon the volume-weighted average closing sale price of one share of Common Stock quoted on the NASDAQ, for any twenty (20) trading days within any thirty (30) consecutive trading day period within the Earnout Period.

In connection with the consummation of the Business Combination, ENNV changed its name from ECP Environmental Growth Opportunities Corp. to Fast Radius, Inc.

Conversion and Exchange of Equity in the Business Combination

Immediately prior to the Effective Time, (i) the outstanding principal, together with all accrued and unpaid interest, of the issued and outstanding convertible notes of Legacy Fast Radius was automatically converted into a number of shares of Legacy Fast Radius’ common stock, par value $0.0001 per share (the “Legacy Fast Radius Common Stock”) in accordance with the terms of the applicable note purchase agreement and (ii) each issued and outstanding warrant to purchase shares of Legacy Fast Radius capital stock was exercised in full on a cashless basis in accordance with its terms.

At the Effective Time:

•

each share of Legacy Fast Radius capital stock that was issued and outstanding was cancelled and converted into the right to receive (i) approximately 2.1 shares of Common Stock and (ii) approximately 0.3 Merger Earnout Shares;

•

each outstanding and unexercised option to purchase Legacy Fast Radius Common Stock was assumed by the Company and converted into an option (each such option, an “Exchanged Option”) to purchase approximately 2.3 shares of Common Stock. Each Exchanged Option will continue to be governed by substantially the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding Legacy Fast Radius option immediately prior to the Effective Time;

•	each outstanding restricted stock award relating to shares of Legacy Fast Radius Common Stock converted into restricted stock awards representing an aggregate of 2.3 shares of Common Stock;

•

each restricted stock unit relating to Legacy Fast Radius Common Stock (each, a “Legacy Fast Radius RSU”) that, pursuant to its terms, vested upon the Closing subject to continued service of the applicable holder thereof through the Closing or that was vested but not settled as of the Closing (each, a “Vested RSU”), became fully vested immediately prior to the Effective Time and was canceled and automatically converted into the right to receive (i) approximately 2.1 shares of Common Stock and (ii) approximately 0.3 Merger Earnout Shares;

•

each outstanding Legacy Fast Radius RSU (other than Vested RSUs) converted into an award of restricted stock units (each such restricted stock unit, an “Exchanged RSU”) representing an aggregate of 2.3 shares of Common Stock. Each Exchanged RSU will continue to be governed by substantially the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding Legacy Fast Radius RSU immediately prior to the Effective Time;

•

each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was cancelled and automatically converted into one validly issued, fully paid and nonassessable share of Legacy Fast Radius Common Stock held by the Company;

•

all of the outstanding 8,625,000 shares of the Company’s Class B common stock, par value of $0.0001 per share (the “Class B Common Stock”), held by ENNV Holdings, LLC (the “Sponsor”), Goldman Sachs Asset Management, L.P., in its capacity as investment adviser on behalf of its clients (“GSAM”), and the Company’s independent directors prior to the Closing were converted into an aggregate 8,625,000 shares of Common Stock;

•

all of the ENNV units were separated into one share of Common Stock and one-quarter (1/4) of one warrant to purchase one share of Common Stock at an exercise price of $11.50 per share (the “Warrants”);

•	the Company issued an aggregate of 7,500,000 shares of Common Stock to the PIPE Investors (as defined below); and

•	the Company issued an aggregate of 125,000 shares of Common Stock to GSAM.

A description of the Business Combination and the terms of the Merger Agreement are included in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2022 by ENNV under Rule 424(b)(3) in the sections titled “The Business Combination” and “the Merger Agreement” beginning on pages 238 and 261, respectively, of the Final Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Final Proxy Statement/Prospectus.

PIPE Investments

Concurrently with the execution of the Merger Agreement, ENNV entered into subscription agreements (collectively, the “Subscription Agreements”), with certain third-party investors, including, among others, UPS, Palantir and the Sponsor (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and ENNV agreed to issue and sell, to the PIPE Investors an aggregate of 7,500,000 shares of Common Stock (the “PIPE Shares”) for a purchase price of $10.00 per share, or an aggregate purchase price of $75.0 million, in a private placement (the “PIPE Investment”). Under the Subscription Agreements, the Company granted certain registration rights to the PIPE Investors with respect to the PIPE Shares. The PIPE Shares were issued concurrently with the Closing of the Business Combination on the Closing Date. A description of the Subscription Agreements is included in the Final Proxy Statement/Prospectus in the section titled “Other Agreements—Subscription Agreements” on page 281 of the Final Proxy Statement/Prospectus.

The foregoing description of the Subscription Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the form of subscription agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with all of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Employment Agreements

Reference is made to the disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the caption “Employment Agreements”, which is incorporated in this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K. The material provisions of the Merger Agreement are described in the Final Proxy Statement/Prospectus in the section titled “The Business Combination”, which description is incorporated herein by reference.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on February 7, 2022, ENNV held the Special Meeting on February 2, 2022. At the Special Meeting, ENNV stockholders considered and adopted, among other matters, the Merger Agreement. Prior to the Special Meeting, the holders of 31,512,573 shares of Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.01 per share for an aggregate redemption amount of approximately $315.4 million (the “Redemptions”). The Redemptions occurred concurrent with the Closing of the Business Combination.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	73,041,156 shares of Common Stock;

•	9,580,413 shares of Common Stock issuable upon exercise of Exchanged Options and Exchanged RSUs;

•	1,615,858 shares of Common Stock issuable upon settlement of fully vested RSUs;

•	8,625,000 Public Warrants; and

•	6,891,667 Private Placement Warrants.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as ENNV was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to ENNV, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company as of the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause the Company’s actual results to differ include:

•	the Company’s ability to execute its business strategy, including monetization of solutions and services provided;

•	the Company’s ability to scale and adapt existing technology, processes, and infrastructure to meet the needs of its business;

•	the Company’s ability to realize the benefits expected from the proposed Business Combination;

•	the Company’s ability to continue to develop new solutions and innovations to meet constantly evolving customer demands;

•	the Company’s ability to acquire or make investments in other businesses, patents, technologies, solutions, or services to grow the business;

•	the Company’s ability to compete in the markets it serves;

•	the Company’s ability to increase brand awareness;

•	the Company’s ability to develop, design, and sell solutions that are differentiated from those of competitors;

•	the Company’s ability to anticipate the impact of the COVID-19 pandemic and its effect on business and financial conditions;

•	the Company’s ability to manage risks associated with operational changes in response to the COVID-19 pandemic;

•	the Company’s ability to retain and hire necessary employees;

•	the Company’s ability to attract, train, and retain effective officers, key employees or directors;

•	the Company’s ability to enhance future operating and financial results;

•	the Company’s ability to comply with laws and regulations applicable to its business;

•	the Company’s ability to stay abreast of modified or new laws and regulations applying to its business, including trade export and privacy regulations;

•	the Company’s ability to anticipate the impact of, and response to, new accounting standards;

•	the Company’s ability to respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events;

•	the Company’s ability to anticipate the significance and timing of contractual obligations;

•	the Company’s ability to maintain key strategic relationships with customers and suppliers;

•	the Company’s ability to respond to uncertainties associated with solution development and market acceptance;

•	the Company’s ability to successfully defend litigation;

•	the Company’s ability to upgrade and maintain information technology systems;

•	the Company’s ability to acquire and protect intellectual property;

•	the Company’s ability to anticipate rapid technological changes;

•	the Company’s ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;

•	the Company’s ability to maintain the listing of its securities on NASDAQ or another national securities exchange;

•	the Company’s ability to effectively respond to general economic and business conditions;

•	the Company’s ability to implement and maintain effective internal controls over financial reporting;

•	the Company’s ability to obtain additional capital, including use of the debt market;

•	the Company’s ability to successfully deploy the proceeds from the Business Combination and the PIPE Investment;

•	the Company’s ability to continue as a going concern;

•	the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our solutions;

•	increasing competition in the advanced manufacturing industry;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, and demographic trends; and

•	any defects in new solutions or enhancements to existing solutions.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward-looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Please see the other risks and uncertainties set forth in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 45 of the Final Proxy Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of ENNV and Legacy Fast Radius prior to the Business Combination are described in the Final Proxy Statement/Prospectus in the sections titled “Information about ENNV” and “Information About Fast Radius” beginning on pages 153 and 179, respectively, which descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 45 which description is incorporated herein by reference.

Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed combined financial statements of ENNV and Legacy Fast Radius as of and for the nine months ended September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the related notes are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The management’s discussion and analysis of financial condition and results of operations of ENNV as of and for the nine months ended September 30, 2021 and for the period from October 29, 2020 (inception) through December 31, 2020 is included in the Final Proxy Statement/Prospectus in the section titled “ENNV’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 169, which is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Fast Radius for the nine months ended September 30, 2021 and 2020 and as of and for the years ended December 31, 2020 and 2019 is included in the Final Proxy Statement/Prospectus in the section titled “Fast Radius’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 198, which is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing Date are as follows, with each person’s biography and familial relationship, if any, described in the Final Proxy Statement/Prospectus in the section titled “Management of the Combined Company Following the Business Combination” beginning on page 220, which is incorporated herein by reference.

Name	Age*	Position
Executive Officers
Lou Rassey	48	Chief Executive Officer & Director
Prithvi Gandhi	51	Chief Financial Officer
Pat McCusker	44	Chief Operating Officer
Non-Employee Directors
Matthew Flanigan(1)(3)	60	Director
Steven Koch	65	Director
Matthew Maloney(2)(3)	46	Director
Tyler Reeder	48	Director
Nick Solaro(1)(2)	40	Director
Betsy Ziegler(1)(2)(3)	50	Director

*	As of February 4, 2022.
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Independence of Directors

Nasdaq listing standards require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Company’s board of directors has determined that each of Matthew Flanigan, Nick Solaro, Matthew Maloney and Betsy Ziegler is an “independent director” under the Nasdaq listing standards.

Committees of the Board of Directors

Information with respect to the Committees of the Company’s board of directors following the Business Combination is described in the Final Proxy Statement/Prospectus in the section titled “Management of the Combined Company Following the Business Combination” beginning on page 223, which is incorporated herein by reference.

Executive Compensation

Information about the executive compensation of the Company’s executive officers is described in the Final Proxy Statement/Prospectus in the section titled “Executive Officer and Director Compensation of Fast Radius” beginning on page 227 and is incorporated herein by reference.

Employment Agreements

A description of the employment agreements with the Company’s named executive officers is set forth in the Final Proxy Statement/Prospectus, in the section titled “Executive Officer and Director Compensation of Fast Radius—Employment Agreements” beginning on page 228 and is incorporated herein by reference.

Additionally, on January 16, 2022 (the “Amendment Effective Date”), Fast Radius and Lou Rassey entered into an amendment to Mr. Rassey’s employment agreement (the “Rassey Amendment Agreement”), to provide that instead of a $2,400,000 one-time cash bonus payable immediately prior to the consummation of an initial public offering or transaction with a special purpose acquisition company, Mr. Rassey would receive (i) a one-time cash bonus equal to $335,000 to be paid within five (5) business days following the Amendment Effective Date and (ii) a one-time cash bonus equal to $2,065,000 to be paid within thirty (30) days following the closing of an initial public offering or transaction with a special purpose acquisition company.

On the Amendment Effective Date, Fast Radius and Pat McCusker entered into an amendment to Mr. McCusker’s employment agreement (the “McCusker Amendment Agreement”), to provide that instead of a $525,000 one-time cash bonus payable immediately prior to the consummation of an initial public offering or transaction with a special purpose acquisition company, Mr. McCusker would receive (i) a one-time cash bonus equal to $70,000 to be paid within five (5) business days following the Amendment Effective Date and (ii) a one-time cash bonus equal to $455,000 to be paid within thirty (30) days following the closing of an initial public offering or transaction with a special purpose acquisition company.

The foregoing description of the Rassey Amendment Agreement and the McCusker Amendment Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Rassey Amendment Agreement and the McCusker Amendment Agreement, copies of which are included as Exhibits 10.13 and 10.14, respectively, to this Current Report on Form 8-K.

Director Compensation

Information about the compensation of the Company’s directors is described in the Final Proxy Statement/Prospectus in the section titled “Executive Officer and Director Compensation of Fast Radius” beginning on page 236 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Entities affiliated with Drive(2)	13,836,851	18.94%
ENNV Holdings, LLC and its affiliates(3)	9,895,461	13.55%
Entities affiliated with Energize Ventures(4)	4,961,315	6.79%
United Parcel Service General Services Co.(5)	13,897,447	19.03%
Named Executive Officers and Directors:
Lou Rassey(6)	9,785,567	13.08%
Prithvi Gandhi	—	—
Pat McCusker(7)	2,115,619	2.87%
Matthew Flanigan	—	—
Steven Koch(8)	136,151	0.19%
Matthew Maloney	—	—
Tyler Reeder	—	—
Nick Solaro	—	—
Betsy Ziegler	—	—
All current directors and executive officers as a group (9 persons)	11,901,229	16.14%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is c/o Fast Radius, Inc., 113 N. May St., Chicago, IL 60607.
(2)

Consists of (a) 7,308,432 shares of Common Stock held by Drive Capital Fund II, L.P. (“DC Fund II”), (b) 6,302,629 shares of Common Stock held by Drive Capital Fund II (TE), L.P. (“DC Fund II (TE)”) and (c) 225,790 shares of Common Stock held by Drive Capital Ignition Fund II (collectively with DC Fund II and DC Fund II (TE), “Fund II”). Drive Capital Fund II (GP), LLC (“GP II LLC”), serves as the general partner of Fund II. An investment committee of GP II LLC comprised of Christopher Olsen and Mark D. Kvamme controls all voting and investment decisions with respect to Fund II, including with respect to the shares held by Fund II. Christopher Olsen and Mark D. Kvamme control other voting matters related to GP II LLC through control of its manager, Drive Capital, LLC. The business address of Fund II is c/o Drive Capital, 629 N. High St., Columbus, OH 43215.

(3)

Consists of (a) 8,140,000 shares of Common Stock resulting out of the conversion of Founder Shares at the Closing of the Business Combination, (b) 1,000,000 PIPE Shares and (ii) 755,461 shares of Common Stock held by Energy Capital Partners Holdings, LP, an affiliate of the Sponsor, resulting out of the conversion of the ECP Notes at the Closing of the Business Combination. The shares reported above are held in the name of the Sponsor. ENNV GP, LLC is the managing member of the Sponsor. ECP ControlCo, LLC (“ECP ControlCo”) is the managing member of ENNV GP, LLC and the general partner of Energy Capital Partners Holdings, LP. Douglas Kimmelman, Andrew Singer, Peter Labbat, Tyler Reeder and Rahman D’Argenio are the managing members of ECP ControlCo and share the power to vote and dispose of the securities beneficially owned by ECP ControlCo. As such, Messrs. Kimmelman, Singer, Labbat, Reeder and D’Argenio disclaim any beneficial ownership of the shares beneficially owned by ECP ControlCo except to the extent of their indirect pecuniary interest in such shares.

(4)

Consists of (a) 777,205 shares of Common Stock held by Energize Growth Fund I LP (“EGF”), (b) 3,897,772 shares of Common Stock held by Energize Ventures Fund LP (“EVF”) and (c) 286,338 shares of Common Stock held by EV FR SPV LLC (“FR SPV” and collectively with EGF and EVF, the “Energize Funds”). John Tough is the Managing Partner of EVF and has sole voting and investment power over the shares held by EVF and as such may be deemed to be the beneficial owner of such shares. Mr. Tough disclaims any beneficial ownership of the shares held by EVF. Energize Growth I GP LLC (“Growth GP”)

is the general partner of EGF and Energize Ventures GP LLC (“Ventures GP”) is the manager of FR SPV. John Tough is the Managing Partner of Growth GP and Ventures GP and has sole voting and investment power over the shares held by the Energize Funds. As such, Mr. Tough may be deemed to be the beneficial owner of such shares. The business address of the Energize Funds is c/o Energize Ventures, 1 South Wacker Drive, Suite 1620, Chicago, IL 60606.
(5)

Consists of (a) 1,000,000 PIPE Shares and (b) 12,897,447 shares of Common Stock. This entity is ultimately controlled by United Parcel Service, Inc., a public company incorporated in Delaware. The business address of this entity is c/o United Parcel Service, 55 Glenlake Parkway NE, Atlanta, GA 30328.

(6)

Consists of (a) 6,895,883 shares of Common Stock held directly by Mr. Rassey, (b) 213,253 shares of Common Stock held by Two Roads Group, LLC, which Mr. Rassey controls, (c) 904,652 shares of Common Stock held by family trusts controlled by Mr. Rassey, (d) 1,681,153 shares of Common Stock subject to vested options and restricted stock units and (e) 90,626 shares of Common Stock subject to options exercisable within 60 days of February 4, 2022.

(7)

Consists of (a) 1,538,223 shares of Common Stock held directly by Mr. McCusker, (b) 549,204 shares of Common Stock subject to vested options and restricted stock units and (c) 28,192 shares of Common Stock subject to options and restricted stock units that are exercisable or vest within 60 days of February 4, 2022.

(8)	Consists of 136,151 shares of Common Stock subject to options exercisable within 60 days of February 4, 2022, which are held by Mohawk Consultants, LLC, which Mr. Koch controls.

Certain Relationships and Related Party Transactions

Information relating to certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 310, which description is incorporated herein by reference.

Loans to Co-Founders

On June 8, 2018, Fast Radius entered into a partial-recourse promissory note with its co-founder and Chief Executive Officer, Lou Rassey. The note was entered into with Mr. Rassey in connection with his exercise of an option to purchase 4,663,635 shares of Fast Radius common stock at a purchase price of $0.28 per share. As of January 16, 2022, the outstanding balance of the loan was approximately $1,305,817.80. This promissory note was satisfied on January 16, 2022 by Mr. Rassey surrendering to Fast Radius 50,712 shares of Fast Radius common stock, which shares were subsequently cancelled upon surrender.

On June 8, 2018, Fast Radius entered into a partial-recourse promissory note with its co-founder and Chief Operating Officer, Pat McCusker. The note was entered into with Mr. McCusker in connection with his exercise of an option to purchase 1,425,805 shares of Fast Radius common stock at a purchase price of $0.28 per share. As of January 16, 2022, the outstanding balance of the loan was approximately $277,955.40. This promissory note was satisfied on January 16, 2022 by Mr. McCusker surrendering to Fast Radius 10,795 shares of Fast Radius common stock, which shares were subsequently cancelled upon surrender.

On June 10, 2018, Fast Radius entered into a partial-recourse promissory note with its co-founder and Chief Scientist, William King. The note was entered into with Dr. King in connection with his exercise of an option to purchase 697,213 shares of Fast Radius common stock at a purchase price of $0.28 per share. As of January 16, 2022, the outstanding balance of the loan was approximately $77,569.64. This promissory note was satisfied on January 16, 2022 by Mr. King surrendering to Fast Radius 3,013 shares of Fast Radius common stock, which shares were subsequently cancelled upon surrender.

On June 8, 2018, Fast Radius entered into a partial-recourse promissory note with its co-founder and Chief Manufacturing Officer, John Nanry. The note was entered into with Mr. Nanry in connection with his exercise of an option to purchase 933,726 shares of Fast Radius common stock at a purchase price of $0.28 per share. As of January 16, 2022, the outstanding balance of the loan was approximately $219,813.28. This promissory note was satisfied on January 16, 2022 by Mr. Nanry surrendering to Fast Radius 8,537 shares of Fast Radius common stock, which shares were subsequently cancelled upon surrender.

Legal Proceedings

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of its business. There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Following completion of its initial public offering, the Company’s Common Stock, Warrants and units began trading on The Nasdaq Capital Market (“NASDAQ”) under the ticker symbols “ENNV,” “ENNVW” and “ENNVU,” respectively. On February 7, 2022, the Company’s Common Stock and Warrants began trading on NASDAQ under the new trading symbols “FSRD” and “FSRDW,” respectively, and all of the Company’s units separated into their component parts of (i) one share of Common Stock and (ii) one-quarter (1/4) of one Warrant, and ceased trading.

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Information regarding ENNV’s common stock, warrants and units and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” beginning on page 41 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “Description of Capital Stock of the Combined Company” beginning on page 304 and is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

PIPE Subscription Agreements

Concurrently with the execution of the Merger Agreement, ENNV entered into Subscription Agreements with the PIPE Investors, pursuant to which ENNV agreed to sell, and the PIPE Investors agreed to purchase, an aggregate of 7,500,000 PIPE Shares at a purchase price of $10.00 per share, for gross proceeds of $75.0 million, in a private placement.

In accordance with the terms of the Subscription Agreements, on February 4, 2022, the Company issued and sold 7.5 million unregistered securities to the PIPE Investors. The shares of Common Stock issued pursuant to the Subscription Agreements were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

This summary is qualified in its entirety by reference to the Subscription Agreements, the form of which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Forward Purchase Agreement Side Letter

Concurrently with the execution of the Merger Agreement, ENNV, the Sponsor and GSAM, entered into a side letter to that certain forward purchase agreement, dated as of January 24, 2021, by and among ENNV, the Sponsor and GSAM (as amended, the “Forward Purchase Agreement”), pursuant to which GSAM irrevocably consented to purchase from ENNV, and ENNV agreed to issue and sell to GSAM, twenty-five million dollars ($25,000,000) of units (“Forward Purchase Units”), each consisting of one share of Common Stock and one-quarter of one redeemable warrant (“Forward Purchase Warrants”), each whole redeemable warrant of which is exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share, at a price of $10.00 per Forward Purchase Unit substantially concurrently with the Closing. On January 20, 2022, ENNV, the Sponsor and GSAM entered into a side letter to the Forward Purchase Agreement (the “Side Letter”) pursuant to which, if GSAM acquired any shares of Common Stock (i) on or after January 20, 2022 but prior to 4:00 p.m. New York City time on January 25, 2022 (the “Cutoff Time”) and did not exercise any right to redeem such shares in connection with ENNV’s redemption of Common Stock in accordance with ENNV’s organizational documents in connection with the Closing (the “Redemption”) or (ii) on or after the Cutoff Time but prior to February 1, 2022 and delivered evidence reasonably satisfactory to ENNV that (a) the stockholder from whom such shares were acquired had, prior to such acquisition, validly elected to redeem such shares in connection with the Redemption and (b) such stockholder or GSAM, as applicable, had, prior to Closing, validly revoked such election to redeem such shares in connection with the Redemption (such shares of Common Stock described in clauses (i) and (ii), the “Eligible Shares”), and, in each case, did not transfer such Eligible Shares prior to the Closing Date, then such Eligible Shares would be “Non-Redeemed Shares,” and the number of Forward Purchase Units GSAM was obligated to purchase under the Forward Purchase Agreement would be reduced by the number of Non-Redeemed Shares. Notwithstanding any such reduction in the number of Forward Purchase Units that GSAM was obligated to purchase under the Forward Purchase Agreement, upon the consummation of the sale of such Forward Purchase Units, ENNV issued to GSAM a number of redeemable warrants, each of which is exercisable to purchase one share of ENNV Class A common stock at an exercise price of $11.50 per share, which warrants had the same terms as ENNV’s Warrants (the “Additional Warrants”), such that GSAM received 625,000 Forward Purchase Warrants and Additional Warrants in the aggregate. On January 27, 2022, GSAM delivered to ENNV a notice that it had acquired 2,375,000 Non-Redeemed Shares. The Company issued 125,000 Forward Purchase Units concurrently with the Closing of the Business Combination on the Closing Date. A description of the Forward Purchase Agreement is included in the Final Proxy Statement/Prospectus in the section titled “Other Agreements—Forward Purchase Agreement Side Letter” on page 281 of the Final Proxy Statement/Prospectus.

The foregoing description of the Forward Purchase Agreement and the Side Letter and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Forward Purchase Agreement and the Side Letter, copies of which are included as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

Second Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, ENNV’s amended and restated certificate of incorporation, dated February 8, 2021 (the “Charter”), was further amended and restated to:

(a)

increase the number of authorized shares of ENNV’s capital stock, par value $0.0001 per share, from 111,000,000 shares, consisting of (i) 110,000,000 shares of ENNV common stock, including 100,000,000 shares of Class A common stock and 10,000,000 shares of Class B Common Stock and (ii) 1,000,000 shares of ENNV preferred stock, to 351,000,000 shares, consisting of (A) 350,000,000 shares of Common Stock and (B) 1,000,000 shares of preferred stock;

(b)	change the post-combination company’s name to Fast Radius, Inc.;

(c)	change the nature of the business or purpose of the post-combination company to “any lawful act or activity for which corporations may be organized under the DGCL”;

(d)	require an affirmative vote of at least two-thirds (66 and 2/3%) of the voting power of the outstanding shares of common stock to adopt, amend, alter, repeal or rescind the Company’s bylaws;

(e)	require an affirmative vote of at least two-thirds (66 and 2/3%) of the voting power of the outstanding shares of common stock to remove a director for cause;

(f)	make the existence of the Company perpetual;

(g)

eliminate the Class B Common Stock (after giving effect to the conversion of each outstanding share of Class B Common Stock immediately prior to the Closing of the Business Combination into one share of Common Stock); and

(h)	delete other provisions applicable only to blank check companies, and make conforming changes to reflect such deletions.

As previously reported in the Current Report on Form 8-K filed with the SEC on February 4, 2022, ENNV’s stockholders approved this second amendment and restatement of the Charter at the Special Meeting. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing of the Business Combination, the Company’s bylaws were amended and restated to be consistent with the Company’s amended and restated certificate of incorporation and to make certain other changes that the Company’s board of directors deems appropriate for a public operating company. The amended and restated bylaws are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of ENNV has occurred, and the stockholders of ENNV as of immediately prior to the Closing held approximately 3.55% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The persons identified as directors and executive officers in Item 2.01 under the heading “Directors and Executive Officers” began serving as executive officers and directors of the Company upon the Closing. The information under such heading is incorporated herein by reference (including the disclosure it incorporates by reference from the Final Proxy Statement/Prospectus). Effective upon the Closing, Douglas Kimmelman, Tracy McKibben, Kathryn Coffey, Richard Burke and David Lockwood resigned as directors of the Company and Drew Brown, Chris Leininger and Tyler Kopp resigned as executive officers of the Company.

The Company’s board of directors is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Tyler Reeder and Nick Solaro will serve until the Company’s 2023 annual meeting; as Class II directors, each of Matthew Maloney and Betsy Ziegler will serve until the Company’s 2024 annual meeting; and as Class III directors, each of Lou Rassey, Matthew Flanigan and Steven Koch will serve until the Company’s 2025 annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

2022 Equity Incentive Plan

At the Special Meeting, the ENNV stockholders considered and approved the Fast Radius, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan”), which became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Incentive Plan Proposal” beginning on page 140 of the Final Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

2022 Employee Stock Purchase Plan

At the Special Meeting, the ENNV stockholders considered and approved the 2022 Employee Stock Purchase Plan (the “ESPP”), which became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 150 of the Final Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Merger, effective immediately following the Closing, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investor Relations section of the Company’s website at www.fastradius.com.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the sections titled “The Business Combination” and “The Merger Agreement” beginning on pages 238 and 261, respectively, which are incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Legacy Fast Radius as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Final Proxy Statement/Prospectus beginning on page F-46 and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy Fast Radius as of and for the nine months ended September 30, 2021 and 2020 and the related notes are included in the Final Proxy Statement/Prospectus beginning on page F-77 and are incorporated herein by reference.

The audited financial statements of ENNV as of December 31, 2020 and for the period from October 29, 2020 (ENNV’s inception) to December 31, 2020 and the related notes are included in the Final Proxy Statement/Prospectus beginning on page F-3 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of ENNV as of and for the three and nine months ended September 30, 2021 and the related notes are included in the Final Proxy Statement/Prospectus beginning on page F-18 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of ENNV and Legacy Fast Radius as of and for the nine months ended September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the related notes are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(c) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1†	Agreement and Plan of Merger, dated as of July 18, 2021, by and among ECP Environmental Growth Opportunities Corp., ENNV Merger Sub, Inc. and Fast Radius, Inc. (included as Annex A to the Final Proxy Statement/Prospectus)	424(b)(3)	333-259335	2.1	January 13, 2022

2.2	Amendment to the Agreement and Plan of Merger, dated as of December 26, 2021, by and among ECP Environmental Growth Opportunities Corp., ENNV Merger Sub, Inc. and Fast Radius, Inc.	8-K	001-40032	2.1	December 27, 2021

2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of January 31, 2022, by and among ECP Environmental Growth Opportunities Corp., ENNV Merger Sub, Inc. and Fast Radius, Inc.	8-K	001-40032	2.1	February 2, 2022

3.1*	Second Amended and Restated Certificate of Incorporation of Fast Radius, Inc.

3.2*	Amended and Restated Bylaws of Fast Radius, Inc.

4.1	Specimen Common Stock Certificate	S-1/A	333-252172	4.2	January 28, 2021

4.2	Specimen Warrant Certificate	S-1/A	333-252172	4.3	January 28, 2021

4.3	Warrant Agreement, dated February 8, 2021, by and between ECP Environmental Growth Opportunities Corp. and American Transfer & Trust Company, LLC.	8-K	001-40032	4.1	February 12, 2021

10.1	Form of Subscription Agreement.	8-K	001-40032	10.1	July 19, 2021

10.2	Securities Subscription Agreement, dated November 30, 2020, by and between the Company and Sponsor.	S-1	333-252172	10.4	January 15, 2021

10.3	Amended and Restated Registration Rights Agreement, dated as of July 18, 2021, by and among ECP Environmental Growth Opportunities Cor., ENNV Holdings, LLC, Goldman Sachs Asset Management, L.P and certain equityholders	8-K	001-40032	10.3	July 19, 2021

10.4	Company Support Agreement, dated July 18, 2021, by and among ECP Environmental Growth Opportunities Corp., ENNV Merger Sub., Inc., Fast Radius, Inc. and certain other parties thereto	8-K	001-40032	10.4	July 19, 2021

10.5	Sponsor Support Agreement, dated July 18, 2021, by and among ECP Environmental Growth Opportunities Corp., Fast Radius, Inc, the Sponsor and the Company’s officers and directors.	8-K	001-40032	10.5	July 19, 2021

10.6	Side Letter to Forward Purchase Agreement, dated as of July 18, 2021, by and among ECP Environmental Growth Opportunities Corp., ENNV Holdings, LLC and Goldman Sachs Asset Management, L.P.	8-K	001-40032	10.6	July 19, 2021

10.7	Side Letter to Forward Purchase Agreement, dated as of January 20, 2022, by and among ECP Environmental Growth Opportunities Corp., ENNV Holdings, LLC and Goldman Sachs Asset Management, L.P.	8-K	001-40032	10.1	January 21, 2022

10.8#	Form of Indemnification Agreement of Fast Radius, Inc.	S-4/A	333-259335	10.20	January 10, 2022

10.9*#	2022 Equity Incentive Plan.

10.10*#	2022 Employee Stock Purchase Plan.

10.11#	Amended and Restated Executive Employment Agreement, dated November 24, 2021, by and between Fast Radius, Inc. and Lou Rassey	S-4/A	333-259335	10.21	November 26, 2021

10.12#	Executive Employment Agreement, dated February 28, 2021, by and between Fast Radius, Inc. and Patrick McCusker	S-4	333-259335	10.22	September 3, 2021

10.13*#	Amendment to Executive Employment Agreement, dated January 16, 2022, by and between Fast Radius, Inc. and Lou Rassey

10.14*#	Amendment to Executive Employment Agreement, dated January 16, 2022, by and between Fast Radius, Inc. and Patrick McCusker

10.15	Letter Agreement, dated as of December 31, 2021, by and among ECP Environmental Growth Opportunities Corp., Fast Radius, Inc. and certain equityholders of Fast Radius, Inc. named therein.	S-4/A	333-259335	10.25	January 10, 2022

10.16*†+	Amended and Restated Discount Agreement, dated as of March 21, 2019, by and between Fast Radius, Inc. and United Parcel Service General Services Co.

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements of ECP Environmental Growth Opportunities Corp. and Fast Radius, Inc. as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates a management contract or compensatory plan, contract or arrangement.
+	Certain portions of this exhibit have been omitted pursuant to Regulation S-K, Item (601)(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST RADIUS, INC.

Dated: February10, 2022

	By:	/s/ Lou Rassey
Lou Rassey
Chief Executive Officer